iM GLOBAL PARTNER FUNDS

Supplement dated July 14, 2026 to the

Prospectuses, Summary Prospectuses, and Statements of Additional Information

of the iM Global Partner Funds (“the “Trust”) dated April 30, 2026, as supplemented

Effective July 24, 2026, the name of the Trust has changed to iM Global Partner Funds. All references to “Litman Gregory Funds Trust” in the Prospectuses, Summary Prospectuses and Statements of Additional Information are hereby replaced with “iM Global Partner Funds.”

Please keep this Supplement with your Prospectuses, Summary Prospectuses, and Statements of Additional Information.